SECURITIMMISS   ION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant15(d)   of the Securities Exchange Act of 1934

Date of Report: 25-Sep-98

ADVANTA     1998      -2

New York        33-99510-08                   33-0816529

c/o ADVA, USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.         Other Events

Informate dis   tributions to Certificate holders
for the ly Pe   riod of the Trust in respect of
the Mortcked    Certificates, Series 1998-2
Class A ") is   sued by the Registrant and the
performainclu   ding distributions of principal
and intealanc   es of Home Equity Loans,
and the t rem   aining), together with certain other
informate cer   tificates, is contained in the
Monthly thly    Period provided to certificateholders
pursuantd Ser   vicing Agreement (the "Agreement")
dated asetwee   n ADVANTA Mortgage Corp.,
USA as Srs Tr   ust Company, as Trustee.


Item 7.         Financial Statements, Exhibits

Exhibit o.      Exhibit

               1Monthly Report for the August,1998 Monthly
                period relating to the Mortgage Loan Asset-
                Backed Certificates Series 1998-2, Class A issued by the ADVANTA Mortgage Loan
                Trust 1998-2.


                EXHIBIT INDEX

Exhibit

1.      eport   for the August, 1998 Monthly
Period rlatin   g to the Mortgage Loan Asset-Backed
Certifictes,    Series 1998-2, Class A issued by the
ADVANTA ortga   ge Loan Trust 1998-2.





                SIGNATURE


Pursuantts of   the Securities Exchange Act
of 1934,s dul   y caused this report to be signed
on its bsigne   d thereunto duly authorized.



ADVANTA t 199      2-Aug

BY:     ortga   ge Corp., USA




BY:     am P.   Garland
William . Gar   land
Senior Vce Pr   esident
Loan Serice A   dministration



30-Sep-98

                EXHIBIT 1


ADVANTA ortga   ge Loan Trust 1998-2

        Sta     tement to Certificateholders

Original        Prior
Face            Principal
Class           Balance         Interest        Principal      Total
A-1     000,0   0      69,314,878           371,9      2,419,764        2,791,754.74
A-2     000,0   0      41,000,000           209,1                          209,100.00
A-3     000,0   0      34,000,000           175,3                          175,383.33
A-4     000,0   0      17,000,000            89,3                           89,391.67
A-5     000,0   0      24,000,000           126,6                          126,600.00
A-6     000,0   0      27,000,000           149,1                          149,175.00
A-7     000,0   0      15,000,000            76,8                           76,875.00
A-8     ,000,   0        9,000,00            47,7                           47,700.00
A-9     000,0   0      82,857,416           444,6      3,710,243        4,154,911.74
A-10    000,0   0      61,000,000           311,1                          311,100.00
A-11    000,0   0      38,000,000           196,6                          196,650.00
A-12    000,0   0      28,000,000           147,7                          147,700.00
A-13    000,0   0      28,000,000           148,4                          148,400.00
A-14    000,0   0      36,000,000           199,5                          199,500.00
A-15    000,0   0      31,000,000           161,4                          161,458.33
A-16    00,00   0    175,213,267.           876,3      3,166,170        4,042,537.14
A-17    000,0   0      60,000,000           302,5                          302,500.00
A-18    50,00   0      98,364,748           491,9      1,828,253        2,320,245.87
A-19    750,0   0      33,750,000           170,1                          170,156.25
F-IO*   000,0   0      55,000,000           229,1                          229,166.67
A-IO*   750,0   0      93,750,000           390,6                          390,625.00
RS              -

Totals  00,00   0    908,500,311.        5,316,49    11,124,433.      16,440,930.74

                Current         Pass-Through
Realized        Deferred        Principal       Rates
Class           Interest        Balance         Current        Next
A-1             66,895,113      6.440000%       6.440000%
A-2             41,000,000      6.120000%       6.120000%
A-3             34,000,000      6.190000%       6.190000%
A-4             17,000,000      6.310000%       6.310000%
A-5             24,000,000      6.330000%       6.330000%
A-6             27,000,000      6.630000%       6.630000%
A-7             15,000,000      6.150000%       6.150000%
A-8             9,000,00      6.360000%       6.360000%
A-9             79,147,173      6.440000%       6.440000%
A-IO            61,000,000      6.120000%       6.120000%
A-11            38,000,000      6.210000%       6.210000%
A-12            28,000,000      6.330000%       6.330000%
A-13            28,000,000      6.360000%       6.360000%
A-14            36,000,000      6.650000%       6.650000%
A-15            31,000,000      6.250000%       6.250000%
A-16            172,047,097.      5.808440%       5.753750%
A-17            60,000,000      6.050000%       6.050000%
A-18            96,536,494      5.808440%       5.753750%
A-19            33,750,000      6.050000%       6.050000%
F-IO*           55,000,000      5.000000%       5.000000%
A-IO*           93,750,000      5.000000%       5.000000%
RS              0.000000%       0.000000%

Totals          ########

                Prior                                                          Current
                Principal                                                      Principal
Class           Balance         Interest        Principal      Total           Balance
A-1     FD3     949.518888        5.095751      33.147464       38.243215     916.371424
A-2     FE1     1000             5.1              0             5.1           1000
A-3     FF8     1000        5.158333              0        5.158333           1000
A-4     FG6     1000        5.258334              0        5.258334           1000
A-5     FH4     1000           5.275              0           5.275           1000
A-6     FJ0     1000           5.525              0           5.525           1000
A-7     FK7     1000           5.125              0           5.125           1000
A-8     FL5     1000             5.3              0             5.3           1000
A-9     FM3     941.561554        5.053047      42.161859       47.214906     899.399694
A-IO    FN1     1000             5.1              0             5.1           1000
A-11    FP6     1000           5.175              0           5.175           1000
A-12    FQ4     1000           5.275              0           5.275           1000
A-13    FR2     1000             5.3              0             5.3           1000
A-14    FS0     1000        5.541667              0        5.541667           1000
A-15    FT8     1000        5.208333              0        5.208333           1000
A-16    FV3     973.407043        4.868702      17.589838        22.45854     955.817206
A-17    FW1     1000        5.041667              0        5.041667           1000
A-18    FX9     971.503684        4.859182      18.056827       22.916009     953.446857
A-19    FY7     1000        5.041667              0        5.041667           1000
F-IO*   FU5     1000        4.166667              0        4.166667           1000
A-IO*   FZ4     1000        4.166667              0        4.166667           1000
RS           1220               0              0               0              0

Delinquen:
                90+ Days       Loans           Loans
                30-59           60-89           excldg f/c,REO in              in
                Days            Days            & Bkrptcy      REO             Foreclosure
Group IABala    n        4,151,95        1,109,09         275,11                      1,036,718
% of PooBala    n        1.76231%        0.47076%       0.11677%        0.00000%       0.44004%
Number oLoan    s              78              22              5               0             22
% of Loas       2.17999%        0.61487%       0.13974%        0.00000%       0.61487%
Group IIBala    n        4,862,82        1,524,47         172,55                      1,905,820
% of PooBala    n        2.08297%        0.65300%       0.07391%        0.00000%       0.81635%
Number oLoan    s              64              19              3               0             22
% of Loas       2.57131%        0.76336%       0.12053%        0.00000%       0.88389%
Group IBBala    n        3,824,85        1,786,14         282,50                         402,90
% of PooBala    n        1.26252%        0.58957%       0.09325%        0.00000%       0.13299%
Number oLoan    s              71              26              3               0              9
% of Loas       1.54482%        0.56571%       0.06527%        0.00000%       0.19582%
Group IIBala    n        1,806,66           302,5           59,8                         233,86
% of PooBala    n        0.76684%        0.12843%       0.02541%        0.00000%       0.09926%
Number oLoan    s              31               3              1               0              2
% of Loas       1.96576%        0.19023%       0.06341%        0.00000%       0.12682%

                Loans in Bankrup      Group IA            258,375.66
                Group IIA            345,556.80
                Group IB            400,272.77
                Group IIB            522,018.93
                ########

General rmati   on:
                Group IA       Group IIA       Group IB       Group IIB         Total
Beginninge Lo   a    237,455,139.    236,135,626.   306,064,858.    132,568,578.   912,224,203.
Principal Reduct1,857,96        2,679,67      3,109,902        1,588,54      9,236,085
Ending ALoan    B    235,597,174.    233,455,951.   302,954,955.    130,980,035.   902,988,117.

Beginninge Lo   a            3607            2520           4635            1595          12357
Ending ALoan    C            3578            2489           4596            1577          12240

Current oupon   10.278024%      10.363975%      9.771649%      10.066941%     10.099701%
Next Weion Ra   t      10.272154%      10.364702%      9.766668%      10.072286%     10.097498%

Mortgageducti   on Information:
                Group IA       Group IIA       Group IB       Group IIB         Total
Scheduled Princi365,5           109,4         552,15            68,7      1,095,912
Curtailments
Prepayments     1,418,31        2,570,21      2,557,680        1,519,79      8,066,001
Repurchases/Subs74,1                                                          74,1
Liquidation Proceeds
Other Principal

Less: Realized Losses
Less: Denot     A

Total Principal 1,857,96        2,679,67      3,109,902        1,588,54      9,236,085

Servicer Information:
                Group IA       Group IIA       Group IB       Group IIB         Total
Accrued the C   u            98,9            98,3         127,52            55,2         380,09
Less: Amerest
Less: Deees     16,6            14,5           17,2              7,           56,3
Collecteor Cu   r            82,3            83,8         110,31            47,2         323,71

Advanced Princip13,1              5,           21,6              3,           43,8
Advanced Interes351,1           303,1         353,70           157,6      1,165,666

                Other           Subordination    Interest
Prepaymet       Unscheduled     Increase        Carry          Applied         Realized Loss
Principal       Principal       Principal       Forward        Realized Loss   Amortization
Class   ed      Distributed     Distributed     Amount         Amount          Amount
A-1     ,754,   5        2,009,01
A-2
A-3
A-4
A-5
A-6
A-7
A-8
A-9     ,690,   1        3,080,43
A-10
A-11
A-12
A-13
A-14
A-15
A-16    ,295,   6        2,628,72
A-17
A-18    ,325,   6        1,517,91
A-19

Total   ,066,   0        9,236,08

                Unpaid
                Realized Loss
Class           Amount
A-1
A-2
A-3
A-4
A-5
A-6
A-7
A-8
A-9
A-10
A-11
A-12
A-13
A-14
A-15
A-16
A-17
A-18
A-19

Total

                Prior
Has     a       Senior        Overcolla-    Supplemental   Subordination   Subordination
Trigger Event   Enhancement     Teralization     Interest        Increase       Increase
Occurr  ed      Percentage        Amount         Amount          Amount       Distributed
Group IA        N/A               1,140,26                          561,8         561,80
Group IIA       N/A                  922,3                          486,4         486,49
Group IB        N/A               1,207,44                          600,3         600,34
Group IIB       N/A                  453,8                          239,7         239,71

Total           3,723,89                       1,888,34      1,888,347

                Current         Target
                Overcolla-     Overcolla-
                teralization   teralization
                Amount         Amount
Group IA        1,702,06      3,000,000
Group IIA       1,408,85      3,000,000
Group IB        1,807,78    10,075,000.
Group IIB       693,5      4,387,500

Total           5,612,23    20,462,500.

TOTAL AVAILABLE FUNDS:
Current ntere   st Collected:                          6,455,617.17

PrincipaColl    ected:                                 9,118,148.43

InsurancProc    eeds Received:                                         -

Net Liqudatio   n Proceeds:                                            -

Delinquecy Ad   vances on Mortgage Interest:           1,165,666.38

Delinquecy Ad   vances on Mortgage Principal                43,837.47

Substituion A   mounts:                                     74,100.00

Trust Teminat   ion Proceeds:                                          -

Investmet Ear   nings on Certificate Account:               14,478.57

Sum of te Abo   ve Amounts:                                           16,871,848.02

LESS:

ServicinFees    (including PPIS):                        323,717.17

Dealer Rserve   :                                                      -

Trustee ees:    5,321.31

InsurancPrem    iums:                                     101,878.80

Reimbursment    of Delinquency Advances:                               -

Reimbursments   of Servicing Advances:                                -

Total Reuctio   ns to Available Funds Amount:                              430,917.28

Total Avilabl   e Funds:                                                            16,440,930.